SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2003


                            CAPITAL TITLE GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                         1-9396                87-0399785
(State or other jurisdiction of          (Commission            (IRS Employer
 incorporation or organization)            File No.)         Identification No.)


2901 East Camelback Road, Phoenix, Arizona                           85016
 (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (602) 954-0600

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

       99.1    News release issued by the Registrant on April 22, 2003.

ITEM 9. REGULATION FD DISCLOSURE

The information contained herein and in the accompanying exhibit is being furnished pursuant to Item 12 of Form 8-K ("Results of Operations and Financial Condition") and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

On April 22, 2003, the Registrant released its financial results for its first quarter ended March 31, 2003. A copy of the news release is furnished as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


                                    SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CAPITAL TITLE GROUP, INC.

By: /s/ Mark C. Walker                                     Dated: April 22, 2003
    --------------------------------------------                  --------------
    Mark C. Walker
    Vice President and Chief Financial Officer

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